UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2012

ZOGENIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34962	20-5300780
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12400 High Bluff Drive, Suite 650, San Diego, CA		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 259-1165

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K filed by Zogenix, Inc. (the “Company”) on July 24, 2012 (the “Original Form 8-K”) solely to correct the Form of Warrant Agreement by and between the Company and the American Stock Transfer and Trust Company, LLC, filed as Exhibit 4.1 thereto. All other information in the Original Form 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1(1)	Underwriting Agreement, dated July 24, 2012, by and between Zogenix, Inc. and Stifel, Nicolaus & Company, Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1	Form of Warrant Agreement by and between Zogenix, Inc. and the American Stock Transfer and Trust Company, LLC

5.1(1)	Opinion of Latham & Watkins LLP

23.1(1)	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

99.1(1)	Press Release dated July 23, 2012

99.2(1)	Press Release dated July 24, 2012

(1)	Filed with the Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOGENIX, INC.

Date: July 25, 2012	By:	/s/ Ann D. Rhoads
Name: Ann D. Rhoads
Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1(1)	Underwriting Agreement, dated July 24, 2012, by and between Zogenix, Inc. and Stifel, Nicolaus & Company, Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1	Form of Warrant Agreement by and between Zogenix, Inc. and the American Stock Transfer and Trust Company, LLC

5.1(1)	Opinion of Latham & Watkins LLP

23.1(1)	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

99.1(1)	Press Release dated July 23, 2012

99.2(1)	Press Release dated July 24, 2012

(1)	Filed with the Original Form 8-K.